UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2019
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(817) 963-1234
(817) 963-1234

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.
On March 13, 2019, the Federal Aviation Administration grounded all U.S.-registered Boeing 737 MAX aircraft. The American Airlines fleet currently includes 24 Boeing MAX 8 aircraft with an additional 76 aircraft on order from Boeing. We are complying with the FAA directive. Due to the continuing uncertainty regarding the timing of the return of these aircraft to service, on November 8, 2019 we announced flight cancellations through March 4, 2020 assuming that our 737 MAX 8 aircraft will not be available through that date. As such, compliance with the directive and the related flight cancellations have caused, and are expected to continue to cause, significant disruption to our customers and financial costs to us.

Cautionary Statement Regarding Forward-Looking Statements
This document includes forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about future financial and operating results, the company’s plans, objectives, estimates, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are based on the company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 (especially in the sections captioned: “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Risk Factors”) and other risks and uncertainties listed from time to time in the company’s other filings with the Securities and Exchange Commission. There may be other factors of which the company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: November 8, 2019	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: November 8, 2019	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer